Offerings - Offering: 1	Nov. 21, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debit Securities
Amount Registered | shares	13,658
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 13,658,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 2,091.04
Offering Note	Fee per Rule 457(r)